                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                   FORM 8-K/A


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of report (Date of earliest event reported):

                                 OCTOBER 2, 2000


                             ADVANCE PARADIGM, INC.
               (Exact Name of Registrant as Specified in Charter)


          DELAWARE                    0-21447                    75-2493381
(State or Other Jurisdiction       (Commission                 (IRS Employer
      of Incorporation)            File Number)              Identification No.)


                                5215 N. O'CONNOR
                                   SUITE 1600
                               IRVING, TEXAS 75039
              (Address and Zip Code of Principal Executive Offices)


                                 (469) 420-6000
              (Registrant's telephone number, including area code)


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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

         This Form 8-K/A is being filed to amend the Form 8-K filed on October 16, 2000 by Advance Paradigm, Inc. (the "COMPANY") to include financial statements and pro forma financial information referred to in Item 7 below relating to the acquisition of PCS Holding Corporation pursuant to a Stock Purchase Agreement dated July 11, 2000.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         The following financial statements and unaudited pro forma condensed combined financial information are being provided in accordance with the instructions to this item.

         (a)      Financial Statements of Businesses Acquired.

                  The audited financial statements of PCS Holding Corporation are submitted herewith as Exhibit 99.3.



         (b)      Pro Forma Financial Information.

                  The unaudited pro forma condensed consolidated financial statements are submitted herewith as Exhibit 99.3.



         (c)      Exhibits.

         EXHIBIT
          NUMBER       DESCRIPTION OF EXHIBITS
         -------       -----------------------
           2.1         Stock Purchase Agreement dated as of July 11, 2000 by and
                       between Advance Paradigm, Inc. and Rite Aid Corporation
                       (filed as Exhibit 2.1 to the Company's Form 8-K filed with the Securities and Exchange Commission on July 31,
                       2000 and incorporated herein by reference).

           2.2 Securities Purchase Agreement dated as of July 11, 2000 by and between Advance Paradigm, Inc. and Joseph Littlejohn & Levy Fund III, L.P. (filed as Exhibit 2.2 to the Company's Form 8-K filed with the Securities and Exchange Commission on October 16, 2000 and incorporated herein by reference).

           2.3 Exchange Agreement dated as of October 2, 2000 by and between Advance Paradigm, Inc. and Joseph Littlejohn & Levy Fund III, L.P. (filed as Exhibit 2.3 to the Company's Form 8-K filed with the Securities and Exchange Commission on October 16, 2000 and incorporated herein by reference).

           3.1 Second Amended and Restated Bylaws of Advance Paradigm, Inc. (filed as Exhibit 3.1 to the Company's Form 8-K filed with the Securities and


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                       Exchange Commission on October 16, 2000 and incorporated
                       herein by reference).

           3.2 Certificate of Designations for Series A-1 11% Preferred Stock (filed as Exhibit 3.2 to the Company's Form 8-K filed with the Securities and Exchange Commission on October 16, 2000 and incorporated herein by reference).

           3.3 Certificate of Designations for Series A-2 11% Preferred Stock (filed as Exhibit 3.3 to the Company's Form 8-K filed with the Securities and Exchange Commission on October 16, 2000 and incorporated herein by reference).

           3.4 Certificate of Designations for Series B Convertible Preferred Stock (filed as Exhibit 3.4 to the Company's Form 8-K filed with the Securities and Exchange Commission on October 16, 2000 and incorporated herein by reference).

           10.1 Stockholders' Agreement dated as of October 2, 2000 by and among Advance Paradigm, Inc., Rite Aid Corporation, Joseph Littlejohn & Levy Fund III, L.P. and various other investors named therein (filed as Exhibit 10.1 to the Company's Form 8-K filed with the Securities and Exchange Commission on October 16, 2000 and incorporated herein by reference).

           10.2 Registration Rights Agreement dated as of October 2, 2000 by and among Advance Paradigm, Inc., various guarantors named therein and Rite Aid Corporation (filed as Exhibit
                       10.2 to the Company's Form 8-K filed with the Securities and Exchange Commission on October 16, 2000 and incorporated herein by reference).

           10.3 Warrant dated as of October 2, 2000 issued to Rite Aid Corporation (filed as Exhibit 10.3 to the Company's Form 8-K filed with the Securities and Exchange Commission on October 16, 2000 and incorporated herein by reference).

           10.4 Credit Agreement dated as of October 2, 2000 by and among Advance Paradigm, Inc., Merrill Lynch Capital Corporation and a syndicate of banks (filed as Exhibit 10.4 to the Company's Form 8-K filed with the Securities and Exchange Commission on October 16, 2000 and incorporated herein by reference).

           10.5 Indenture dated as of October 2, 2000 by and among Advance Paradigm, Inc., various guarantors and U.S. Trust Company of Texas, N.A. (filed as Exhibit 10.5 to the Company's Form 8-K filed with the Securities and Exchange Commission on October 16, 2000 and incorporated herein by reference).

           23.1*       Consent of Independent Public Accountants.

           99.1 Joint Press Release dated July 12, 2000 issued by Advance Paradigm, Inc.


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                       and Rite Aid Corporation (filed as Exhibit 99.1 to the
                       Company's Form 8-K filed with the Securities and Exchange Commission on July 31, 2000 and incorporated herein by reference).

           99.2 Press Release dated October 2, 2000 issued by Advance Paradigm, Inc. (filed as Exhibit 99.2 to the Company's Form 8-K filed with the Securities and Exchange Commission on October 16, 2000 and incorporated herein by reference).

           99.3* Audited consolidated financial statements for PCS Holding Corporation and Subsidiaries as of December 31, 1997, December 31, 1998, February 27, 1999 and February 26, 2000 and for the thirty-six days ended February 27, 1999 and the year ended February 26, 2000 and certain unaudited pro forma condensed consolidated financial statements for the fiscal year ended March 31, 2000 and the three months ended June 30, 2000.

                           [SIGNATURE PAGE TO FOLLOW]

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* Filed herewith
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         ADVANCE PARADIGM, INC.

Date: October 26, 2000                  By: /s/ DAVID D. HALBERT
                                            ------------------------------------
                                         Name:  David D. Halbert
                                         Title: Chairman of the Board and Chief
                                                Executive Officer

                                INDEX TO EXHIBITS


EXHIBIT
 NUMBER      DESCRIPTION OF EXHIBITS
-------      -----------------------
 2.1         Stock Purchase Agreement dated as of July 11, 2000 by and between
             Advance Paradigm, Inc. and Rite Aid Corporation (filed as Exhibit
             2.1 to the Company's Form 8-K filed with the Securities and
             Exchange Commission on July 31, 2000 and incorporated herein by reference).

 2.2 Securities Purchase Agreement dated as of July 11, 2000 by and between Advance Paradigm, Inc. and Joseph Littlejohn & Levy Fund
             III, L.P. (filed as Exhibit 2.2 to the Company's Form 8-K filed with the Securities and Exchange Commission on October 16, 2000 and incorporated herein by reference).

 2.3 Exchange Agreement dated as of October 2, 2000 by and between Advance Paradigm, Inc. and Joseph Littlejohn & Levy Fund III, L.P.
             (filed as Exhibit 2.3 to the Company's Form 8-K filed with the Securities and Exchange Commission on October 16, 2000 and incorporated herein by reference).

 3.1 Second Amended and Restated Bylaws of Advance Paradigm, Inc. (filed as Exhibit 3.1 to the Company's Form 8-K filed with the Securities and Exchange Commission on October 16, 2000 and incorporated herein by reference).

 3.2         Certificate of Designations for Series A-1 11% Preferred Stock
             (filed as Exhibit 3.2 to the Company's Form 8-K filed with the Securities and Exchange Commission on October 16, 2000 and incorporated herein by reference).

 3.3         Certificate of Designations for Series A-2 11% Preferred Stock
             (filed as Exhibit 3.3 to the Company's Form 8-K filed with the Securities and Exchange Commission on October 16, 2000 and incorporated herein by reference).

 3.4         Certificate of Designations for Series B Convertible Preferred
             Stock (filed as Exhibit 3.4 to the Company's Form 8-K filed with the Securities and Exchange Commission on October 16, 2000 and incorporated herein by reference).

 10.1 Stockholders' Agreement dated as of October 2, 2000 by and among Advance Paradigm, Inc., Rite Aid Corporation, Joseph Littlejohn &
             Levy Fund III, L.P. and various other investors named therein
             (filed as Exhibit 10.1 to the Company's Form 8-K filed with the Securities and Exchange Commission on October 16, 2000 and incorporated herein by reference).

 10.2 Registration Rights Agreement dated as of October 2, 2000 by and among Advance Paradigm, Inc., various guarantors named therein and Rite Aid

             Corporation (filed as Exhibit 10.2 to the Company's Form 8-K filed with the Securities and Exchange Commission on October 16, 2000 and incorporated herein by reference).

 10.3        Warrant dated as of October 2, 2000 issued to Rite Aid Corporation
             (filed as Exhibit 10.3 to the Company's Form 8-K filed with the Securities and Exchange Commission on October 16, 2000 and incorporated herein by reference).

 10.4        Credit Agreement dated as of October 2, 2000 by and among Advance
             Paradigm, Inc., Merrill Lynch Capital Corporation and a syndicate of banks (filed as Exhibit 10.4 to the Company's Form 8-K filed with the Securities and Exchange Commission on October 16, 2000 and incorporated herein by reference).

 10.5        Indenture dated as of October 2, 2000 by and among Advance
             Paradigm, Inc., various guarantors and U.S. Trust Company of Texas,
             N.A. (filed as Exhibit 10.5 to the Company's Form 8-K filed with the Securities and Exchange Commission on October 16, 2000 and incorporated herein by reference).

 23.1*       Consent of Independent Public Accountants.

 99.1        Joint Press Release dated July 12, 2000 issued by Advance Paradigm,
             Inc. and Rite Aid Corporation (filed as Exhibit 99.1 to the
             Company's Form 8-K filed with the Securities and Exchange
             Commission on July 31, 2000 and incorporated herein by reference).

 99.2        Press Release dated October 2, 2000 issued by Advance Paradigm,
             Inc. (filed as Exhibit 99.2 to the Company's Form 8-K filed with the Securities and Exchange Commission on October 16, 2000 and incorporated herein by reference).

 99.3*       Audited consolidated financial statements for PCS Holding
             Corporation and Subsidiaries as of December 31, 1997, December 31,
             1998, February 27, 1999 and February 26, 2000 and for the thirty-six days ended February 27, 1999 and the year ended February
             26, 2000 and certain unaudited pro forma condensed consolidated financial statements for the fiscal year ended March 31, 2000 and the three months ended June 30, 2000.


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* Filed herewith